                                                                    EXHIBIT 10.2

                       AMENDMENT OF $3,000,000 PROMISSORY NOTE


     This AMENDMENT of $3,000,000 PROMISSORY NOTE made and entered into effective this 30th day of December, 1998, by and between Nortech Systems Incorporated and Nortech Medical Services, Inc. ("BORROWER") and Norwest Bank Minnesota South, N.A., formerly known as Norwest Bank North Country, N.A., a national banking association ("LENDER").

                                      RECITALS:

     1. Borrower executed and delivered that certain Commercial/Agricultural Revolving Note Variable Rate dated December 31, 1997 in the original principal amount of $3,000,000.00 (the "$3,000,000 Note").

     2. The parties desire to enter into this modification agreement to amend and modify the Principal Amount/Credit Limit and Maturity Date under the $3,000,000 Note.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. The Principal Amount/Credit Limit under the $3,000,000 Note shall be and hereby is amended to be $5,000,000.00.

     2. The Maturity Date under the $3,000,000 Note shall be and hereby is amended to be the date of January 1, 2000, and all outstanding principal and accrued interest shall be due and payable in full on such date.


Dated:  December 30, 1998          NORWEST BANK MINNESOTA SOUTH, N.A.

                                   By:  /s/ Barbara A. Smith
                                        -----------------------------------
                                        Its Sr. Vice President
                                        -----------------------------------

Dated:  December 30, 1998          NORTECH SYSTEMS INCORPORATED

                                   By:  /s/ G. M. Anderly
                                        -----------------------------------
                                        Its Sr. V.P. Corporate Finance/Treasurer
                                        -----------------------------------

Dated:  December 30, 1998          NORTECH MEDICAL SERVICES, INC.

                                   By:  /s/ G. M. Anderly
                                        -----------------------------------
                                   Its Sr. V.P. Corporate Finance/Treasurer
                                        -----------------------------------

                          FIFTH AMENDMENT TO LOAN AGREEMENT


     This Fifth Amendment is made and entered into as of December 30, 1998, by and among Norwest Bank Minnesota South, N.A., a national banking association, formerly known as Norwest Bank North Country, N.A. and as Northern National Bank ("Lender"), Nortech Systems Incorporated, a Minnesota corporation ("Systems"), and Nortech Medical Services, Inc., a Minnesota corporation ("Medical"; which together with Systems shall hereinafter be referred to collectively as "Borrower").

                                       RECITALS

     A. Borrower and Lender are parties to a Commercial Loan Agreement dated December 29, 1995 (the "Original Loan Agreement"), in connection with which Lender extended certain financial accommodations to Borrower.

     B. The Original Loan Agreement was amended pursuant to an Amendment to Loan Agreement dated November 4, 1996, by and between Systems and Lender (the "First Amendment"), a Second Amendment to Loan Agreement, dated as of December 31, 1996, by and among Systems, Medical and Lender (the "Second Amendment"), a Third Amendment to Loan Agreement, dated as of December 31, 1997, by and among Systems, Medical and Lender (the "Third Amendment"), and a Fourth Amendment to Loan Agreement dated as of September 29, 1998, by and among Systems Medical and Lender (the "Fourth Amendment") which together with the Original Loan Agreement, the First Amendment, the Second Amendment, and the Third Amendment shall hereinafter be referred to collectively as the "Loan Agreement").

     C. By this Fifth Amendment, Borrower and Lender wish to amend certain terms of the Loan Agreement.


     NOW, THEREFORE, in consideration of the above recitals and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, Lender, and Systems agree as follows:

     1.   Schedule A to the Loan Agreement is amended to read as follows:


TYPE        INTEREST    PRINCIPAL    FUNDING/   MATURITY   CUSTOMER   LOAN
OF          RATE        AMOUNT/      AGREEMENT  DATE       NUMBER     NUMBER
LOAN                    CREDIT       DATE
                        LIMIT
--------------------------------------------------------------------------------
Revolving   Variable    $5,000,000   12/31/97   01/01/00   237945
Term        Variable    $  510,000   12/29/95   01/01/01   237945      9003
Term        Variable    $  640,000   12/29/95   01/01/01   237945      9004
Term        Variable    $  500,000   12/31/97   01/01/00   237945      9005
Term        Variable    $1,500,000   12/31/97   01/01/00   237945
Term        Fixed       $  300,000   09/24/93   05/01/99   237945      9001
Draw        Variable    $  400,000   11/25/96   01/01/00   237945      9006
Term        Variable    $  125,000   03/18/93   04/01/00   237945      9002


     2. Paragraph I.3 of the Financial Covenants Schedule of the Loan Agreement is amended to read as follows:

          "DEBT TO WORTH. A ratio of total liabilities to tangible net worth of not greater than 2.5:1.0"

     3. Paragraph III of the Financial Covenants Schedule of the Loan Agreement shall be amended to read as follows:

          "CASH FLOW COVERAGE; Borrower shall maintain a minimum cash-flow-to-debt service coverage ratio of 1.5:1.0. The ratio shall be calculated on a four quarter trailing basis. The cash flow ratio shall be calculated as net income after taxes + interest expense + depreciation/amortization expense + non-cash tax expense - dividends divided by all principal + interest payable during the time period being measured."

     4.   Schedule B of the Loan Agreement is amended to add the following Loan
          Documents:

          "Fifth Amendment to Loan Agreement
          Amendment of Guaranty
          Second Amendment to Mortgage
          Amendment of $3,000,000 Promissory Note
          Amendment of $1,500,000 Promissory Note"

     5. Schedule B of the Loan Agreement is amended to delete the following Loan Document:

          $1,500,000 Commercial/Agricultural Revolving Note - Variable Rate Loan Number 533909"

     6. All the terms, covenants and conditions of the Loan Agreement remain in full force and effect except as specifically modified herein.


     IN WITNESS WHEREOF, the parties have executed this Fifth Amendment to Loan Agreement as of the day and year first above written.


                                   NORWEST BANK MINNESOTA SOUTH,
                                   N.A., A NATIONAL BANKING ASSOCIATION

                                   By: /s/ Barbara A. Smith
                                       -------------------------------
                                      Its:  Sr. Vice President
                                          ----------------------------


                                   NORTECH SYSTEMS INCORPORATED, A
                                   MINNESOTA CORPORATION

                                   By:  /s/ G. M. Anderly
                                      --------------------------------
                                      Its: Sr. V.P. Finance/Treasurer
                                          ----------------------------


                                   NORTECH MEDICAL SERVICES, INC.
                                   A MINNESOTA CORPORATION

                                   By:  /s/ G. M. Anderly
                                      --------------------------------
                                      Its: Sr. V.P. Finance/Treasurer
                                          ----------------------------

                                  U.S. Bank #000034

                             SECOND AMENDMENT TO MORTGAGE

     This Second Amendment to Mortgage is made and entered into as of December 30, 1998, by and between Nortech Systems Incorporated, a Minnesota corporation ("Mortgagor"), and Norwest Bank Minnesota South, N.A., formerly known as Norwest Bank North Country, N.A. and as Northern National Bank, a national banking association, ("Mortgagee").

                                   R E C I T A L S

     A. Mortgagor and Mortgagee are parties to a Combination Mortgage, Security Agreement and Fixture Financing Statement dated December 29, 1995, and recorded on January 3, 1996, in the Office of the County Recorder for the County of Martin, Minnesota, as Document No. 323918, as amended by Amendment to Mortgage dated December 31, 1996, and recorded on __________, in the Office of the County Recorder for the County of Martin, Minnesota, as Document
No. ____________(the "Mortgage").

     B. The Mortgage encumbers the real property legally described on EXHIBIT A attached hereto.

     C. The Mortgage secures, INTER ALIA, the repayment of indebtedness evidenced by certain promissory notes payable to the order of Mortgagee.

     D. Mortgagor has requested that Mortgagee increase the original principal amount from $3,000,000 to $5,000,000 of that certain Commercial/Agricultural Revolving Note-Variable Rate dated December 31, 1997 by Mortgagor payable to the order of Mortgagee (the "$5,000,000 Note") and extend the time within which to repay the $5,000,000 Note from June 30, 1999 to January 1, 2000.

     E. Mortgagor and Mortgagee desire to amend the Mortgage to conform to and secure repayment of the $5,000,000 Note.

     NOW, THEREFORE, in consideration of the above recitals and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Mortgagor hereby certifies and acknowledges that no Event of Default has occurred or is continuing under the Mortgage and no event has occurred which with the giving of notice or the passage of time would mature into such an Event of Default.

     2. Mortgagor restates and reaffirms all of the representations and warranties contained in the Mortgage the same as if they were made on the date hereof and were fully set forth herein.

     3. All the terms, covenants and conditions of the Mortgage remain in full force and effect except as specifically modified herein.

     4. All references in the Mortgage to the Notes shall be deemed to include the $5,000,000 Note and the Mortgage shall secure, INTER ALIA, the repayment of all indebtedness evidenced thereby whether payable to Mortgagee by Mortgagor or by Nortech Medical Services, Inc., a Minnesota corporation.

     IN WITNESS WHEREOF, the parties have caused this Second Amendment to Mortgage to be duly executed as of the day and year first above written.

                                   NORTECH SYSTEMS INCORPORATED

                                   By:  /s/ G. M. Anderly
                                        ---------------------------------------
                                        Its Sr. V.P. Corporate Finance/Treasurer
                                           ------------------------------------

                                   NORWEST BANK MINNESOTA SOUTH, N.A.

                                   By:  /s/ Barbara A. Smith
                                        -------------------------------------
                                        Its Sr. Vice President
                                           ----------------------------------


STATE OF MINNESOTA )
                   )ss.
COUNTY OF BELTRAMI )


     The foregoing instrument was acknowledged before me this 30th day of December, 1998, by Garry Anderly as Sr. V.P./Treasurer of Nortech Systems Incorporated, a Minnesota corporation, on behalf of such corporation.


                                        /s/ Julie A. Valentine
                                        --------------------------------
[Notary Seal]                                  Notary Public

STATE OF MINNESOTA )
                   )ss.
COUNTY OF BELTRAMI )


     The foregoing instrument was acknowledged before me this 30th day of December, 1998, by Barbara A. Smith as Sr. V.P. of Norwest Bank Minnesota South, N.A., a national banking association, on behalf of the bank.

                                   /s/ Julie A. Valentine
                                   --------------------------------
[Notary Seal]                           Notary Public

This instrument was drafted by:

Robins, Kaplan, Miller & Ciresi L.L.P.
2800 LaSalle Plaza
800 LaSalle Avenue
Minneapolis, MN 55402-2015

                                  U.S. BANK #000083


                       AMENDMENT OF $1,500,000 PROMISSORY NOTE


     This Amendment of $1,500,000 Promissory Note made and entered into effective this 30th day of December, 1998, by and between Nortech Systems Incorporated and Nortech Medical Services, Inc. ("BORROWER") and Norwest Bank Minnesota South, N.A., formerly known as Norwest Bank North Country, N.A., a national banking association ("LENDER").

                                      RECITALS:

     1. Borrower executed and delivered that certain Variable Rate Commercial Promissory Note dated December 31, 1997 in the original principal amount of $1,500,000.00, payable to the order of Lender (the "$1,500,000 Note").

     2. The parties desire to enter into this modification agreement to amend and modify the Maturity Date under the $1,500,000 Note.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     The Maturity Date under the $1,500,000 Note shall be and hereby is amended to be the date of January 1, 2000, and all outstanding principal and accrued interest shall be due and payable in full on such date.


Dated:  December 30, 1998          NORWEST BANK MINNESOTA SOUTH, N.A.

                                   By:  /s/ Barbara A. Smith
                                        -------------------------------------
                                        Its Sr. Vice President
                                           ----------------------------------


Dated:  December 30, 1998          NORTECH SYSTEMS INCORPORATED

                                   By:  /s/ G. M. Anderly
                                        ----------------------------------------
                                        Its Sr. V.P. Corporate Finance/Treasurer
                                           -------------------------------------

Dated:  December 30, 1998          NORTECH MEDICAL SERVICES, INC.

                                   By:  /s/ G. M. Anderly
                                        ----------------------------------------
                                        Its Sr. V.P. Corporate Finance/Treasurer
                                           -------------------------------------


                                       CONSENT

     The undersigned being Guarantor of the above-referenced $1,500,000 Note pursuant to that certain Commercial Continuing Guaranty (Limited) dated December 31, 1997 in favor of Norwest Bank Minnesota South, N.A., formerly known as Norwest Bank North Country, N.A., does hereby consent to the foregoing Amendment of $1,500,000 Note.


                              --------------------------------
                              Myron Kunin


                                       CONSENT

     The undersigned being Guarantor of the above-referenced $1,500,000 Note pursuant to that certain Commercial Continuing Guaranty (Limited) dated December 31, 1997 in favor of Norwest Bank Minnesota South, N.A., formerly known as Norwest Bank North Country, N.A., does hereby consent to the foregoing Amendment of $1,500,000 Note.

                              Curtis Squire, Inc.


                              By:
                                 --------------------------
                                 Myron Kunin, Chairman

                                AMENDMENT OF GUARANTY


     Norwest Bank Minnesota South, N.A., a national banking association, formerly known as Norwest Bank North Country, N.A. and as Northern National Bank (the "Bank") hereby amends that certain Commercial Continuing Guaranty (Limited) of Myron Kunin ("Guarantor") to the Bank dated December 31, 1997, guaranteeing the obligations of Nortech Systems, Incorporated (the "Guaranty") to release from the obligations of the Guarantor that certain Commercial/Agricultural Revolving Note-Variable Rate dated December 31, 1997 by Nortech Systems Incorporated and Nortech Medical Services, Inc. payable to the order of the Bank in the original principal amount of $1,500,000; PROVIDED, HOWEVER, that such release shall not effect Guarantor's obligation for that certain Variable Rate Commercial Promissory Note dated December 31, 1997 by Nortech Systems Incorporated payable to the order of the Bank in the original principal amount of $1,500,000.


Dated this 30th day of December, 1998.

                                   NORWEST BANK MINNESOTA
                                   SOUTH, N.A.


                                   By: /s/ Barbara A. Smith
                                       -------------------------
                                   Its:  Sr. Vice President
                                       -------------------------